Supplement dated July 20, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2011

(as supplemented on June 16, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

SMALLCAP BLEND ACCOUNT

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings, insert the following:

· Brian Pattinson (since 2011), Portfolio Manager

Delete the information regarding Thomas Morabito.

MANAGEMENT OF THE FUND

In the section for Principal Global Investors, add the following information:

Brian Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered
Financial Analyst designation.

Delete the references to Thomas Morabito.